                             LETTER OF TRANSMITTAL

         TO EXCHANGE SHARES OF SERIES B TCI VENTURES GROUP COMMON STOCK

                                       OF

                           TELE-COMMUNICATIONS, INC.
                                      FOR

                   SHARES OF SERIES B TCI GROUP COMMON STOCK

                                       OF

                           TELE-COMMUNICATIONS, INC.

  ------------------------------------------------------------------------------------------------------------------------------
                                    IDENTIFICATION OF SHARES OF SERIES B TCI GROUP COMMON STOCK
                                         TENDERED PURSUANT TO THE SERIES B EXCHANGE OFFER
  ------------------------------------------------------------------------------------------------------------------------------
                                                    (SEE INSTRUCTIONS 3 AND 4)
  ------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    SERIES B TCI GROUP COMMON STOCK CERTIFICATE(S)
                 (PLEASE FILL IN, IF BLANK)                                    (ATTACH SIGNED LIST, IF NECESSARY)
  ------------------------------------------------------------------------------------------------------------------------------
                                                                       (1)                     (2)                    (3)
                                                                SERIES B TCI GROUP            NUMBER                 NUMBER
                                                                   COMMON STOCK             OF SHARES              OF SHARES
                                                                   CERTIFICATE            REPRESENTED BY          TENDERED FOR
                                                                    NUMBER(S)*             CERTIFICATE*            EXCHANGE**
                                                               ------------------------------------------------------------------

                                                               ------------------------------------------------------------------

                                                               ------------------------------------------------------------------

                                                               ------------------------------------------------------------------

                                                               ------------------------------------------------------------------

                                                               ------------------------------------------------------------------

                                                               ==================================================================
                   Total Shares of Series B TCI Group Common Stock
  ------------------------------------------------------------------------------------------------------------------------------
  * Columns (1) and (2) need not be completed by stockholders who deliver shares of Series B TCI Group Common Stock by book-entry transfer.
 ** If you desire to tender fewer than all shares of Series B TCI Group Common Stock evidenced by any certificate listed above, please indicate in column (3) the number of shares you wish to tender. Otherwise, all shares of Series B TCI Group Common Stock evidenced by such certificate will be deemed to have been tendered for exchange.
  ------------------------------------------------------------------------------------------------------------------------------

EACH HOLDER OF TELE-COMMUNICATIONS, INC. SERIES B TCI GROUP COMMON STOCK MAY TENDER ANY OR ALL SHARES OF TELE-COMMUNICATIONS, INC. SERIES B TCI GROUP COMMON STOCK HELD BY SUCH HOLDER IN EXCHANGE FOR SHARES OF TELE-COMMUNICATIONS, INC. SERIES B TCI VENTURES GROUP COMMON STOCK, ON A ONE FOR ONE BASIS. THE COMPANY IS NOT OBLIGATED TO ACCEPT FOR EXCHANGE MORE THAN AN AGGREGATE OF 16,266,400 SHARES OF TELE-COMMUNICATIONS, INC. SERIES B TCI GROUP COMMON STOCK IN THE SERIES B EXCHANGE OFFER.

               THE SERIES B EXCHANGE OFFER EXPIRES AT 5:00 P.M.,
          NEW YORK CITY TIME, ON SEPTEMBER 10, 1997, UNLESS EXTENDED.

     (PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS ON PAGES 6 TO 9)

             THE EXCHANGE AGENT FOR THE SERIES B EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

             BY MAIL:                   FACSIMILE TRANSMISSION:         BY HAND OR OVERNIGHT COURIER:
   Tender & Exchange Department     (for Eligible Institutions Only)     Tender & Exchange Department
          P.O. Box 11248                     (212) 815-6213                   101 Barclay Street
      Church Street Station                                               Receive and Deliver Window
  New York, New York 10286-1248                                            New York, New York 10286

                          FOR CONFIRMATION TELEPHONE:
                                 (800) 507-9357

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile to a number other than as set forth above does not constitute a valid delivery to the Exchange Agent.

     YOU MUST TENDER ONE SHARE OF SERIES B TCI GROUP COMMON STOCK FOR EACH SHARE OF SERIES B TCI VENTURES GROUP COMMON STOCK YOU WISH TO RECEIVE.

     This Letter of Transmittal is to be used by all holders of shares of Tele-Communications, Inc. Series B TCI Group Common Stock, par value $1.00 per share (the "Series B TCI Group Common Stock"), desiring to exchange any or all of the shares of Series B TCI Group Common Stock held by such holders for shares of Tele-Communications, Inc. Series B TCI Ventures Group Common Stock, par value $1.00 per share (the "Series B TCI Ventures Group Common Stock"), pursuant to the Series B Exchange Offer described in the Offering Circular of Tele-Communications, Inc., a Delaware corporation (the "Company"), dated August 7, 1997 (the "Offering Circular"). This Letter of Transmittal is to be completed by stockholders if (i) certificates representing shares of Series B TCI Group Common Stock tendered are to be forwarded herewith, or (ii) the delivery of shares of Series B TCI Group Common Stock is to be made by book-entry transfer to the account(s) maintained by the Exchange Agent at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC" and, collectively with DTC, the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in the Offering Circular. Stockholders whose certificates for shares of Series B TCI Group Common Stock are not immediately available or who cannot deliver such certificates and all other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on September 10, 1997, unless the Series B Exchange Offer is extended (such date as extended from time to time, the "Expiration Date"), or who cannot comply with the procedure for book-entry transfer on a timely basis, must tender their shares of Series B TCI Group Common Stock according to the guaranteed delivery procedures described in the Offering Circular. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

TO TELE-COMMUNICATIONS, INC.:

     The undersigned hereby tenders to Tele-Communications, Inc., a Delaware corporation (the "Company"), the above described shares of Series B TCI Group Common Stock, subject to the terms and conditions set forth in this Letter of Transmittal and the Offering Circular, dated August 7, 1997 (collectively, the "Series B Exchange Offer"), the receipt of which is hereby acknowledged.

     Subject to, and effective upon, acceptance for exchange of the shares of Series B TCI Group Common Stock tendered herewith in accordance with the terms and subject to the conditions of the Series B Exchange Offer, the undersigned hereby assigns and transfers to, or upon the order of, the Company all of the shares of Series B TCI Group Common Stock tendered hereby which are accepted for exchange and hereby irrevocably constitutes and appoints The Bank of New York, as exchange agent (the "Exchange Agent") and as attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates evidencing the shares of Series B TCI Group Common Stock tendered hereby, or transfer ownership of such shares of Series B TCI Group Common Stock on the account books maintained by a Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company, (b) present such certificates for shares of Series B TCI Group Common Stock for transfer on the books of the Company, and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Series B TCI Group Common Stock, all in accordance with the terms of the Series B Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to validly tender, assign and transfer the shares of Series B TCI Group Common Stock tendered hereby and that when the same are accepted for exchange by the Company, the Company will acquire good title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other conditions relating to the sale or transfer thereof, and not subject to any adverse claims. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the transfer of the shares of Series B TCI Group Common Stock tendered hereby. The undersigned represents that the undersigned has read and agrees to all of the terms and conditions of the Series B Exchange Offer as set forth in the Offering Circular and this Letter of Transmittal. All representations and warranties set forth herein will survive consummation of the transactions contemplated hereby.

     The undersigned understands that the valid tender of shares of Series B TCI Group Common Stock pursuant to any one of the procedures described in the Offering Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Series B Exchange Offer.

     Each person executing this Letter of Transmittal (or facsimile hereof) waives any right to receive notice of the acceptance for exchange of shares of Series B TCI Group Common Stock tendered hereby.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Unless otherwise indicated herein under "Special Issuance Instructions," the shares of Series B TCI Ventures Group Common Stock and any certificates for any shares of Series B TCI Group Common Stock not tendered or not accepted for exchange shall be issued in the name(s) of the registered holder(s) appearing under "Identification of Shares of Series B TCI Group Common Stock Tendered Pursuant to the Series B Exchange Offer." Similarly, unless otherwise indicated under "Special Delivery Instructions," the shares of Series B TCI Ventures Group Common Stock and any certificates for any shares of Series B TCI Group Common Stock not tendered or not accepted for exchange will be returned to the undersigned at the address indicated under "Identification of Shares of Series B TCI Group Common Stock Tendered Pursuant to the Series B Exchange Offer." The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any shares of Series B TCI Group Common Stock from the name(s) of the registered holder(s) thereof, if the Company does not accept for exchange the shares of Series B TCI Group Common Stock so tendered.

================================================================================

[ ] CHECK HERE IF SHARES OF SERIES B TCI GROUP COMMON STOCK TENDERED FOR EXCHANGE ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT(S) MAINTAINED BY THE EXCHANGE AGENT WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES OF SERIES B TCI GROUP COMMON STOCK BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
                               -------------------------------------------------

--------------------------------------------------------------------------------
Check Box of Applicable Book-Entry Transfer Facility:

    [ ] DTC     [ ] PDTC (check one box)

Account Number:
                ----------------------------------------------------------------
Transaction Code Number:
                         -------------------------------------------------------

================================================================================

================================================================================

[ ] CHECK HERE IF CERTIFICATES FOR SHARES OF SERIES B TCI GROUP COMMON STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
                                ------------------------------------------------
Date of Execution of Notice of Guaranteed
Delivery:
          ----------------------------------------------------------------------
Window Ticket Number (if available):
                                     -------------------------------------------

Name of Institution Which Guaranteed Delivery:

--------------------------------------------------------------------------------

If Delivered by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:

    [ ] DTC     [ ] PDTC (check one box)

Account Number:
                ----------------------------------------------------------------
Transaction Code Number:
                         -------------------------------------------------------

================================================================================

================================================================================

                      [ ] SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 1, 4, 5 and 7)

To be completed ONLY if (a) certificates for shares of Series B TCI Group Common Stock not accepted for exchange or not tendered, and/or (b) any certificates for shares of Series B TCI Ventures Group Common Stock to be issued upon exchange, are to be issued in the name of someone other than the undersigned.

Issue Certificates To:

NAME:
--------------------------------------------------------------------------------
                                    (Please Print)

ADDRESS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

--------------------------------------------------------------------------------
                (Tax Identification or Social Security No.(s))

================================================================================

================================================================================

                      [ ] SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 4, 5 and 7)

     To be completed ONLY if (a) certificates for shares of Series B TCI Group Common Stock not accepted for exchange or not tendered, and/or (b) any certificates for shares of Series B TCI Ventures Group Common Stock to be issued in the name of the undersigned, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above in the table "Identification of Shares of Series B TCI Group Common Stock Tendered Pursuant to the Series B Exchange Offer."

Mail Certificates To:

NAME:
--------------------------------------------------------------------------------
                                    (Please Print)

ADDRESS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include Zip Code)

================================================================================

NOTE: SIGNATURES MUST BE PROVIDED BELOW. THE UNDERSIGNED REPRESENTS THAT HE OR
      SHE HAS READ AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE SERIES B EXCHANGE OFFER.

================================================================================

                         STOCKHOLDER(S) MUST SIGN HERE
                           (See Instructions 1 and 5)

     Must be signed by registered holder(s) EXACTLY as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature(s) is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 5.

SIGN HERE

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                            (Signature(s) of Owner(s))

DATED:                                                                     ,1997
      ---------------------------------------------------------------------

NAME(S):
        ------------------------------------------------------------------------
                                     (Please Print)

CAPACITY (Full Title):
                      ----------------------------------------------------------

ADDRESS:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    (Zip Code)
------------------------------------          ----------------------------------

AREA CODE & TELEPHONE NUMBER:(   )
                              --- ----------------------------------------------

--------------------------------------------------------------------------------
Tax I.D. or Social Security No.(s)

================================================================================

================================================================================

                  SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED

================================================================================


================================================================================
                    GUARANTEE OF SIGNATURE(S) (IF REQUIRED)
                           (See Instructions 1 and 5)

AUTHORIZED SIGNATURE:
                     -----------------------------------------------------------

NAME(S):
        ------------------------------------------------------------------------

TITLE:
      --------------------------------------------------------------------------

NAME OF FIRM:
             -------------------------------------------------------------------

ADDRESS (Including Zip Code):
                             ---------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

AREA CODE & TELEPHONE NUMBER:(   )
                              --- ----------------------------------------------

DATED:                                                                     ,1997
      ---------------------------------------------------------------------

================================================================================

                                  INSTRUCTIONS

    FORMING PART OF THE TERMS AND CONDITIONS OF THE SERIES B EXCHANGE OFFER

     1. Guarantee of Signatures. No signature guarantee is required (i) if this Letter of Transmittal is signed by the registered holder (which term for purposes of this document shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares of Series B TCI Group Common Stock tendered pursuant to the Series B Exchange Offer) of the shares of Series B TCI Group Common Stock tendered hereby, and such holder has not completed either the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" or (ii) if the shares of Series B TCI Group Common Stock are tendered for exchange for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or by any other "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each being hereinafter referred to as an "Eligible Institution"). IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used if (i) certificates are forwarded herewith, or (ii) tenders are made pursuant to the procedures for tender by book-entry transfer set forth in the Offering Circular under "THE EXCHANGE OFFERS -- Procedure for Tendering -- Book-Entry Delivery." Certificates for all physically tendered shares of Series B TCI Group Common Stock, or confirmation of a book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of shares of Series B TCI Group Common Stock ("Book-Entry Confirmation"), as the case may be, together in each case with (i) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or, in the case of book-entry transfer of the tendered shares, an Agent's Message (as defined below) and (ii) any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Series B TCI Group Common Stock, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such participant.

     Stockholders whose certificates representing shares of Series B TCI Group Common Stock are not immediately available or who cannot deliver such certificates and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may tender their shares of Series B TCI Group Common Stock by properly completing and duly executing and delivering a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures described in the Offering Circular under "THE EXCHANGE OFFERS -- Procedure for Tendering -- Guaranteed Delivery." Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, and (iii) the certificates for all physically tendered shares of Series B TCI Group Common Stock in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees (or, in the case of book-entry transfers, an Agent's Message) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Offering Circular. If certificates for shares of Series B TCI Group Common Stock are forwarded separately to the Exchange Agent, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     The method of delivery of all documents, including certificates for shares of Series B TCI Group Common Stock tendered hereby, is at the election and risk of the tendering stockholder and, except as otherwise provided in this Letter of Transmittal, the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended and sufficient time to ensure timely receipt should be allowed.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and the number of shares of Series B TCI Group Common Stock being exchanged should be listed on a separate SIGNED schedule attached to this Letter of Transmittal.

     4. Partial Exercise; Partial Tender and Unexchanged Shares of Series B TCI Group Common Stock (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the shares of Series B TCI Group Common Stock represented by any certificate are to be exchanged, fill in the number of shares of Series B TCI Group Common Stock which are to be exchanged in column (3) entitled "No. of Shares Tendered for Exchange." In such case, a new certificate for the remainder of the shares of Series B TCI Group Common Stock evidenced by your old certificate(s) will be sent to the registered holder, unless otherwise specified in the "Special Issuance Instructions" or "Special Delivery Instructions" box in this Letter of Transmittal, as soon as practicable after the Expiration Date. All shares of Series B TCI Group Common Stock represented by certificates listed in the box entitled "Identification of Shares of Series B TCI Group Common Stock Tendered Pursuant to the Series B Exchange Offer" will be deemed to have been tendered for exchange, unless otherwise indicated.

     5.  Signatures on Letter of Transmittal, Stock Powers and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered holder of the shares of Series B TCI Group Common Stock tendered hereby, the signature must correspond EXACTLY with the name as written on such certificates without any change whatsoever.

          (b) If the certificate representing shares of Series B TCI Group Common Stock to be tendered is held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

          (c) If any shares of Series B TCI Group Common Stock being tendered are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          (d) When this Letter of Transmittal is signed by the registered holder of the shares of Series B TCI Group Common Stock transmitted hereby, no endorsement of certificates or separate stock powers is required. If, however, the certificates for shares of Series B TCI Group Common Stock not tendered or accepted for exchange or the certificates for shares of Series B TCI Ventures Group Common Stock are to be issued to a person other than the registered holder of the Series B TCI Group Common Stock then the Series B TCI Group Common Stock certificate must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

          (e) If the certificates representing shares of Series B TCI Group Common Stock tendered for exchange are registered in the name of a person other than the person executing this Letter of Transmittal, then the Series B TCI Group Common Stock certificate must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

          (f) If this Letter of Transmittal or any other certificates, stock powers or proxies, are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority to so act.

          (g) No signature guarantee is required (i) if this Letter of Transmittal is signed by the registered holder (which term for purposes of this document shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares of Series B TCI Group Common Stock tendered pursuant to the Series B Exchange Offer) of the shares of Series B TCI Group Common Stock tendered hereby, and such holder has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" or (ii) if the shares of Series B TCI Group Common Stock are tendered for exchange for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. STOCKHOLDERS MUST FOLLOW ALL OF THE SIGNATURE REQUIREMENTS CONTAINED IN THIS INSTRUCTION 5 IN ORDER TO MAKE A VALID TENDER OF SHARES OF SERIES B TCI GROUP COMMON STOCK.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, no stock transfer tax stamps or funds to cover any such stamps need accompany this Letter of Transmittal. The Company will pay all stock transfer taxes, if any, payable on the transfer to it of shares of Series B TCI Group Common Stock acquired pursuant to the Series B Exchange Offer. If, however, the shares of Series B TCI Ventures Group Common Stock, or (in the circumstances permitted hereby) if certificates for shares of Series B TCI Group Common Stock not tendered or not accepted for exchange, are to be delivered to or issued or registered in the name of, any person other than the registered holder of the Series B TCI Group Common Stock certificate tendered, or if tendered certificates for shares of Series B TCI Group Common Stock are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered holder or such other person), payable on account of the transfer to such person must accompany this Letter of Transmittal unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     7. Special Issuance and Delivery Instructions. If (i) certificates for shares of Series B TCI Group Common Stock not tendered or not accepted for exchange and/or certificates for shares of Series B TCI Ventures Group Common Stock are to be issued in the name of a person other than the person executing this Letter of Transmittal, or (ii) such certificates are to be sent to someone other than the person executing this Letter of Transmittal or to such person at a different address, the appropriate boxes on this Letter of Transmittal should be completed. In such case, signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 1.

     8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of shares of Series B TCI Group Common Stock and all questions as to the interpretation of the terms and conditions of the Series B Exchange Offer will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or exchange for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive, in whole or in part, any of the conditions of the Series B Exchange Offer or any defect or irregularity in any tender with respect to any particular shares of Series B TCI Group Common Stock or any particular stockholder. Unless waived, any defects or irregularities in connection with the tender of any shares must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, Georgeson & Company Inc., as the Information Agent, nor any other person will be under any duty to give exchanging stockholders notification of any defects or irregularities in the tender of any shares, nor shall any of them incur any liability for failure to give any such notification. No tender of shares will be deemed to have been validly made until all defects and irregularities have been cured or waived.

     9. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance and additional copies of the Offering Circular and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers set forth on the back cover of this Letter of Transmittal or from your broker, dealer, commercial bank, trust company or other nominee.

     10. Taxpayer Identification Number. Federal income tax law requires that to avoid backup withholding on any distributions on the Series B TCI Ventures Group Common Stock, a holder of such stock must provide his or her correct taxpayer identification number ("TIN") to the Company, which in the case of a stockholder who is an individual is his or her social security number. If the stockholder does not provide the correct TIN, the stockholder may be subject to a penalty imposed by the Internal Revenue Service ("IRS") and dividends paid to such stockholder may be subject to 31% backup withholding. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt person, that individual must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. A Form W-8 for such a statement can be obtained from the Exchange Agent.

     To prevent future backup withholding, each tendering stockholder that is not an exempt stockholder must provide his or her correct TIN by completing "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that the stockholder is awaiting a TIN) and that (a) the stockholder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (b) the IRS has notified the stockholder that he or she is no longer subject to backup withholding. To prevent possible erroneous backup withholding, exempt stockholders (other than certain foreign individuals) should certify in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 that such stockholder is exempt from backup withholding. If a stockholder has been notified by the IRS that he or she is subject to backup withholding because of underreporting interest or dividends on his or her tax return, he or she should nevertheless complete and sign Substitute Form W-9, but should (unless he or she received a notification from the IRS that he or she is no longer subject to backup withholding) cross out item (2) of the certification on the form. In such case, backup withholding may apply to dividends paid on the shares of Series B TCI Ventures Group Common Stock issued to such stockholder. If the shares of Series B TCI Ventures Group Common Stock are to be issued in more than one name or in a name other than the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     See enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9" for additional instructions.

             TO BE COMPLETED BY ALL EXCHANGING HOLDERS OF SHARES OF
                        SERIES B TCI GROUP COMMON STOCK

                              (SEE INSTRUCTION 10)

                       PAYER'S NAME: THE BANK OF NEW YORK

------------------------------------------------------------------------------------------------------------------------------

                                                             PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION
                                                                       NUMBER AND CERTIFICATION
                                      ------------------------------------------------------------------------------------------

   SUBSTITUTE                         PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION       ------------------------------------
   FORM W-9                             NUMBER ("TIN") IN THE BOX AT RIGHT AND                (SOCIAL SECURITY NO. OR
                                        CERTIFY BY SIGNING AND DATING BELOW                 EMPLOYER IDENTIFICATION NO.)
                                      ------------------------------------------------------------------------------------------
  Department of the Treasury          Please check this box if you have applied for and are awaiting receipt of your TIN [ ]
  Internal Revenue Service
                                      ------------------------------------------------------------------------------------------
  PAYER'S REQUEST FOR TAXPAYER        FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING: If you are exempt from Backup Withholding for
  IDENTIFICATION NUMBER AND             any of the reasons provided on the instructions accompanying this Substitute Form W-9,
  CERTIFICATION FOR PAYEES EXEMPT       write "EXEMPT" in the space provided: ____________. If you are exempt from backup
  FROM BACKUP WITHHOLDING (SEE          withholding, you should still complete this form to avoid possible erroneous backup
  GUIDELINES FOR CERTIFICATION OF       withholding. Enter your correct TIN in the box provided, write "EXEMPT" in the space
  TAXPAYER IDENTIFICATION NUMBER ON     provided and sign and date the form. If you are a nonresident alien or foreign entity
  SUBSTITUTE FORM W-9)                  not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.
                                      CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                          (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TIN (OR I AM WAITING FOR A TIN TO BE
                                        ISSUED TO ME), AND
                                          (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE: (A) I AM EXEMPT FROM BACKUP
                                              WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
                                              ("IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
                                              ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER
                                              SUBJECT TO BACKUP WITHHOLDING.
                                      You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item (2) does not apply.
                                        For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN in the box provided.

                                      The Internal Revenue Service does not require your consent to any provision of this document other than the certificates required to avoid backup withholding.
                                        PRINT YOUR NAME: -------------------------------------------------------------
                                        ADDRESS:-----------------------------------------------------------------------
                                        SIGNATURE:--------------------------------------   DATE:-----------------------
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% ON ANY PAYMENTS MADE TO YOU IN RESPECT OF YOUR SERIES B TCI VENTURES GROUP COMMON STOCK. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

    IF YOU CHECKED THE ABOVE BOX OF THIS SUBSTITUTE FORM W-9 INDICATING THAT
        YOU ARE AWAITING RECEIPT OF YOUR TAXPAYER IDENTIFICATION NUMBER,
              YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION.

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 --------------------------------------
               SIGNATURE

                                         ---------------------------------------
                                                          DATE

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine which number to give the payer.

------------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                         NUMBER OF--
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor (2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-
        trust (grantor is also trustee)  trustee(1)
     b. So-called trust account that is  The actual owner
        not a legal or valid trust       (1)
        under state law
 5.  Sole proprietorship                 The owner (3)
============================================================
                                         GIVE THE EMPLOYER
              FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                         NUMBER OF--
------------------------------------------------------------
 6.  A valid trust, estate or pension    The legal entity(4)
     trust
 7.  Corporate                           The corporation
 8.  Association, club, religious,       The organization
     charitable and educational or
     other tax-exempt organization
 9.  Partnership                         The partnership
10.  A broker or registered nominee      The broker or
                                         nominee
11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2) Circle the minor's name, and furnish the minor's Social Security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

The Tax Identification Number ("TIN") provided in the Substitute Form W-9 should be that of the tendering stockholder even when such stockholder has indicated in "Special Issuance Instructions" in the Letter of Transmittal that a certificate representing TCI Ventures Group Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered.

For a joint account, only the person whose TIN is furnished should sign the Substitute Form W-9.

TAXPAYER IDENTIFICATION NUMBER
You must enter your TIN in the appropriate box. If you are a resident alien and do not have and are not eligible to get a Social Security number ("SSN"), your TIN is your IRS individual taxpayer identification number ("ITIN"). Enter it in the box provided. If you are a sole proprietor and you have an employer identification number ("EIN"), you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the requester.

HOW TO GET A TIN:
If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5 from your local Social Security Administration office. Get FORM W-7 to apply for an ITIN or FORM SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date form and give it to the requester. For interest and dividend payments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
The following is a list of payees exempt from backup withholding and for which no information reporting is required with respect to dividend income.

 (1) A corporation.
 (2) An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
 (3) The United States or any of its agencies or instrumentalities.
 (4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
 (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
 (6) An international organization or any of its agencies or instrumentalities.
 (7) A foreign central bank of issue.
 (8) A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.
 (9) A real estate investment trust.
(10) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(11) A common trust fund operated by a bank under section 584(a).
(12) A financial institution.
(13) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(14) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends generally not subject to backup withholding also include the following:
- Payments to nonresident aliens subject to withholding under section 1441.
- Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the payer a completed Form W-8 Certificate of Foreign Status.

PRIVACY ACT NOTICE
Section 6109 requires certain recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Wilfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.
(4) MISUSE OF TINS -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.

     Questions or requests for assistance and additional copies of this Letter of Transmittal and the Offering Circular may be obtained from:

                             THE INFORMATION AGENT
                        (GEORGESON & COMPANY INC. LOGO)

                               Wall Street Plaza
                               New York, NY 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                         Call Toll-Free: (800) 223-2064